UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2004

RES-CARE, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10140 Linn Station Road, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 394-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99 to this report is a copy of the presentation to be made by Res-Care, Inc. at the INVESTKentucky conference in Louisville, Kentucky on June 3, 2004. The information furnished in this report shall neither be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: June 3, 2004	By	/s/ Ronald G. Geary
Ronald G. Geary
Chairman, CEO and President